AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This Amendment to Amended and Restated Credit Agreement, dated March 7, 2002 ("Amendment"), is entered into by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto (collectively the "Banks" and individually a "Bank") named on Exhibit A to that certain Amended and Restated Credit Agreement, dated June 28, 2000 (the "Credit Agreement"), and National City Bank, a national banking association, as agent for the Banks under this Agreement ("National City" which shall mean in its capacity as agent unless specifically stated otherwise.) Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

                                 R E C I T A L S


         The parties hereto agree to amend the Credit Agreement as follows:

1.       Short-Term Borrowing Base and Fee Amendments

     (a) Effectiveness. The Amendments set forth in this Section 1 ("Short-Term Amendments") shall be effective for the period beginning March 31, 2002 through December 31, 2002. On January 1, 2003, the Short Term Amendments affected hereby shall be of no further force and effect, and the provisions of the Credit Agreement amended by this section shall revert to the same terms and conditions in effect prior to the effectiveness of this Amendment.

     (b)  Borrowing Base.

                (i) The fourth sentence in the definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended to read as follows (added words in italics and deleted words in strikethrough for illustrative purposes only):

                           Notwithstanding the foregoing, Equipment subject to Eligible Leases which have remaining lease terms of less than three months shall not at any time be included in the Borrowing Base to the extent such Equipment constitutes more than 20% of the Borrowing Base.

                  (ii) After the expiration of the amendment effected by this
         Section 1(b), the first measurement for compliance under Section 7.5 ["Borrowing Base"] shall be upon the filing of the Borrowing Base Certificate for January 2003, to be delivered to the Banks and Agent on or before March 2, 2003.
..
     (c) Schedule 2. Schedule 2 to the Credit Agreement is amended in its entirety to read as set forth on Attachment A hereto (with added words in italics and deleted words in strikethrough for illustrative purposes only).

2. Minimum Tangible Net Worth. Section 7.1 is hereby amended to read as follows:

              Tangible Net Worth will not at any time be less than the sum of
              (i) $11,640,700 (ii) 50% Net Income for each Fiscal Quarter ending after March 31, 2000, without deduction for any net losses (iii) 50% of the net proceeds from any sale of equity securities after the date of this Agreement, and (iv) 50% of the fair value of any equity securities issued after the date of this Agreement in connection with any acquisition permitted hereunder or by waiver hereto.

3. Approval of Air Jamaica Express Amendments. The Banks and the Agent hereby consent to and approve of the amendments to leases between Air Jamaica Express, Ltd. and AeroCentury for two (2) de Havilland Dash 8 aircraft, Manufacturer's Serial Nos. 104 and 110, set forth in Amendment to Aircraft Lease Agreement Number ACL-369 and Amendment to Aircraft Lease Agreement Number ACL-369, respectively, each dated November 16, 2001.


4.      Fees.  AeroCentury  shall pay an amendment  fee
("Amendment Fee") to each of the Banks as set forth in a separate letter agreement between and among AeroCentury, the Agent and each of the Banks consideration of the review and consideration of the approval of this Amendment and as reimbursement for all costs and expenses incurred by each Bank.

5. Continuing Effect of Credit Agreement. Except as expressly consented to or waived herein, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

6. Counterparts. This Amendment may be signed in any number of counterparts, each of which when signed shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received signed counterparts or notice by fax of the signature page that the counterpart has been signed and is being delivered to it or facsimile that such counterparts have been signed by all the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.

AEROCENTURY CORP.


By: _______________________________
       Name:
       Title:

NATIONAL CITY BANK, as Agent
and as Bank



By: _______________________________
       Name:  Michael J. Labrum
       Title:  Senior Vice President

CALIFORNIA BANK & TRUST



By: _______________________________
       Name:
       Title:

UNITED CALIFORNIA BANK


By: _______________________________
       Name:
       Title:

                                  ATTACHMENT A
                     REVISED SCHEDULE 2 TO CREDIT AGREEMENT

                       APPLICABLE MARGINS, COMMITMENT FEE

     ---------------------------- -------------------------- --------------------------- --------------------------
      Ratio of Funded Debt to       Alternate Base                 LIBO                        Commitment Fee
             Tangible                 Rate Margin               Rate Margin
             Net Worth
     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

          > 3.00                          50.00                      275.0                 50.00 basis points
                                      basis points                basis points

     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

          > 2.00 but < 3.00               25.00                      275.0                 50.00 basis points
          -          -
                                      basis points                basis points

     ---------------------------- -------------------------- --------------------------- --------------------------
     ---------------------------- -------------------------- --------------------------- --------------------------

       < 2.00                             25.00                      275.0                 40.00 basis points
                                       basis points                basis points

     ---------------------------- -------------------------- --------------------------- --------------------------
